UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2019

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54355	92-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Johnson Avenue Bohemia, NY 11716
(Address of principal executive offices)

(631)-521-7831

(Registrant’s telephone number, including area code)

_____________________________________________________

(Former Name or former address if changed from last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2019, Amplitech, Inc., (“AMPLITECH”), the wholly-owned subsidiary of Amplitech Group, Inc. (the “Company”), entered into a business loan agreement and a promissory note (together, the “Loan Agreement”) with BNB Bank (“BNB”). Pursuant to the Loan agreements, AMPLITECH shall receive a $1,000,000 loan that matures on September 12, 2026. The loan bears interest of 6.75% and is guaranteed by the Company through a commercial guaranty (the “Guaranty”).

Prior to the date of the Agreement, neither AMPLITECH nor the Company had a prior relationship with BNB, other than the negotiation of the Loan Agreement and the Guaranty, which were all entered into at arm’s-length.

On September 12, 2019, the Company entered into a lease agreement with Stephen J. Faber, as Trustee of the Revocable Trust of Stephen J. Faber (the “Trust”), dated August 29, 2017 (the “Lease”). Pursuant to the Lease, the Company would pay the Trust $7,500 per month in rent for the premises located at 120 Raynor Avenue, Ronkonkoma, New York 11779. In addition, the Company entered into an option agreement with the Trust on September 12, 2019 (the “Option”). Pursuant to the Option, the Company may purchase the property for $1,200,000 on or before September 12, 2024.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 12, 2019, the Company completed the acquisition of the business assets of Specialty Microwave Corp. (“SMW”), a privately held company located in nearby Ronkonkoma, New York, pursuant to the terms of the asset purchase agreement, dated May 9, 2019, as described in our Form 8-K, filed on May 13, 2019SMW makes microwave components, subsystems and specialized electronics and services some of the same customers as AMPLITECH. Rather than also purchasing the building, the Company agreed to lease the premises for $7,500 per month, with an option to buy the premises for $1,200,000, as described in Item 1.01 above.

On September 12, 2019, the Company closed on the above transaction and acquired the tangible assets in addition to any and all customer lists of SMW, the goodwill associated with the aforementioned, all inventory of SMW on hand, and all drawings and documentation in the possession or under the control of SMW for the intellectual property related to the assets, if any.

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Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a), SMW’s audited financial statements for the years ended November 30, 2018 and 2017 will be filed as an amendment to this Current Report on Form 8-K and (ii) SMW’s unaudited financial statements for the interim period ended August 31, 2019 will be filed by amendment to this Current Report no later than 4 business days from the date hereof .

(b) Pro forma financial information. The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report no later than 71 days from the date hereof.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

10.1	Business loan agreement, by and between Amplitech, Inc. and BNB Bank, dated September 12, 2019.
10.2	Promissory note issued by Amplitech, Inc. to BNB Bank, dated September 12, 2019.
10.3	Commercial guaranty of Amplitech Group, Inc., dated September 12, 2019.
10.4	Lease agreement, dated September 12, 2019, by and between Amplitech Group, Inc. and Stephen J. Faber, as Trustee of the Revocable Trust of Stephen J. Faber, dated August 29, 2017.
10.5	Option agreement, dated September 12, 2019, by and between Amplitech Group, Inc. and Stephen J. Faber, as Trustee of the Revocable Trust of Stephen J. Faber, dated August 29, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amplitech Group, Inc.

Date: September 18, 2019		/s/ Fawad Maqbool
	By:	Fawad Maqbool
	Title:	President

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 EXHIBIT INDEX

Exhibit No.

10.1	Business loan agreement, by and between Amplitech, Inc. and BNB Bank, dated September 12, 2019.
10.2	Promissory note issued by Amplitech, Inc. to BNB Bank, dated September 12, 2019.
10.3	Commercial guaranty of Amplitech Group, Inc., dated September 12, 2019.
10.4	Lease agreement, dated September 12, 2019, by and between Amplitech Group, Inc. and Stephen J. Faber, as Trustee of the Revocable Trust of Stephen J. Faber, dated August 29, 2017.
10.5	Option agreement, dated September 12, 2019, by and between Amplitech Group, Inc. and Stephen J. Faber, as Trustee of the Revocable Trust of Stephen J. Faber, dated August 29, 2017.

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